UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2026

CHURCHILL CAPITAL CORP XI

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43020	86-1959629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Fifth Avenue, 14th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-tenth of one redeemable warrant	CCXIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCXI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CCXIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on June 24, 2026, Churchill Capital Corp XI, a Cayman Islands exempted company (“Churchill”) entered into an Agreement and Plan of Merger (as amended, modified, supplemented or waived from time to time, the “Merger Agreement”) by and among Churchill, BLB Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Churchill (“Merger Sub”), and Agility Robotics, Inc., a Delaware corporation (“Agility”). The transactions contemplated by the Merger Agreement are referred to herein as the “proposed transaction.”

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Item 8.01 Other Events.

On October 13, 2026, Churchill and Agility jointly announced that, on October 13, 2026, the U.S. Securities and Exchange Commission (the “SEC”) declared effective the registration statement on Form S-4 (File No. 333-298781) (as amended, the “Registration Statement”) filed by Churchill and Agility with the SEC relating to the previously announced proposed transaction. The Registration Statement was originally filed on September 4, 2026.

The extraordinary general meeting of shareholders of Churchill will be held on November 2, 2026, at 9:00 a.m. Eastern Time, at the offices of Willkie Farr & Gallagher LLP at 787 Seventh Avenue, New York, New York 10019, and via a virtual meeting at https://www.cstproxy.com/churchillcapitalxi/2026.

The Registration Statement contains a proxy statement/prospectus of Churchill and Agility in connection with the proposed transaction. The Registration Statement, and the proxy statement/prospectus contained within, provides important information about Churchill, Agility and the proposed transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information About the Proposed Transaction and Where to Find It

The proposed transaction will be submitted to shareholders of Churchill for their consideration. Churchill has filed the Registration Statement with the SEC, which was declared effective by the SEC on October 13, 2026, and which includes a definitive proxy statement/prospectus. The definitive proxy statement/prospectus and other relevant documents have been distributed to Agility stockholders and to Churchill shareholders of record as of September 14, 2026, the record date established for voting on the proposed transaction, in connection with Churchill’s solicitation of proxies for the vote by Churchill’s shareholders in connection with the proposed transaction and other matters described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Agility stockholders in connection with the completion of the proposed transaction. Before making any voting or investment decision, Churchill and Agility stockholders and other interested persons are advised to read the definitive proxy statement/prospectus, as well as other documents filed with the SEC by Churchill in connection with the proposed transaction, as these documents contain important information about Churchill, Agility and the proposed transaction. Shareholders may obtain a copy of the definitive proxy statement/prospectus as well as other documents filed by Churchill with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp XI, 640 Fifth Avenue, 14th Floor, New York, NY 10019.

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Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. We have based these forward-looking statements on current expectations and projections about future events. These statements include statements relating to, without limitation: our ability to consummate the proposed transaction and PIPE and the satisfaction or waiver of the closing conditions set forth in the proposed transaction or PIPE subscription agreements; the occurrence of any other event, change or other circumstance that could give rise to the termination of the proposed transaction or PIPE subscription agreements; projections of market opportunity and market share; estimates of customer adoption rates, market acceptance and usage patterns; projections regarding Agility’s future development plans; the timing and success of Agility’s future development plans; the ability of Agility to implement its strategic initiatives and continue to innovate its existing products and services; the expected timing of availability, performance characteristics, technical specifications and capabilities of Digit 5, including its cooperative safety capabilities; Agility’s orders for Digit 5 and its ability to convert such orders into revenue, including the satisfaction of the contractual milestones, product features and specifications to which those orders are subject; Agility’s customer pipeline and its plans to expand its pipeline and committed customer facility deployments; Agility’s manufacturing capacity, including the production capacity of RoboFab, and its production plans; Agility’s strategic partnerships and commercial agreements, including with NVIDIA and Toyota Motor Manufacturing Canada; and the expected listing of the combined company’s common stock on the Nasdaq Stock Market, the potential for share price appreciation; the expected timing of announcement and close of the potential transaction; Agility’s economic opportunity and total addressable market; the expected amount of gross transaction proceeds and the planned pre-money valuation of Agility; expectations regarding Agility’s ability to attract, retain and expand its customer base; Agility’s deployment of proceeds from capital raising transaction; Agility’s expectations concerning relationships with strategic partners, suppliers, regulatory bodies and other third parties; Agility’s ability to maintain, protect and enhance its intellectual property; future ventures or investments in companies, products, services or technologies; development of favorable regulations affecting Agility’s markets; the potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for the combined company to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Agility and Churchill.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause Churchill’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Agility is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Agility’s historical net losses and limited operating history; Agility’s expectations regarding future financial performance, capital requirements and unit economics; Agility’s use and reporting of business and operational metrics; Agility’s competitive landscape; Agility’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; the capital requirements of Agility’s business plans; Agility’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Agility’s reliance on strategic partners and other third parties; Agility’s reliance on global supply chains and the risk that disruptions, tariffs, or trade restrictions could delay production, increase costs, and limit Agility’s ability to fulfill customer orders; Agility’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; risks associated with product liability, workplace safety regulations and potential injuries arising from the deployment of humanoid robots alongside human workers; the use, rate of adoption and regulation of artificial intelligence and machine learning; the evolving regulatory landscape for AI technologies across multiple jurisdictions and the risk that failure to comply with new or changing AI laws could result in enforcement actions, fines or restrictions on Agility’s ability to develop or deploy its products; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate as a public company; the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Churchill’s securities; the failure by the parties to satisfy the conditions to consummation of the proposed transaction, including the approval of Churchill’s shareholders; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Churchill could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the level of redemptions of Churchill’s public shareholders; the ability of Agility to grow and manage growth, maintain relationships with customers and strategic partners, and retain its management and key employees; costs related to the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings or government investigations that may be commenced against Agility or Churchill; failure to realize the anticipated benefits of the proposed transaction; Agility’s estimates of expenses and profitability; the evolution of the markets in which Agility competes; risks related to Agility's ability to satisfy contractual milestones and achieve anticipated manufacturing capacity and production targets; Agility's ability to convert orders and pipeline into revenue; risks related to the development, commercialization and market acceptance of Digit 5 and related technologies; the ability of Churchill or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Churchill’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Agility, Churchill or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Agility’s and Churchill’s management as of the date of this Current Report on Form 8-K; subsequent events and developments may cause their assessments to change. While Agility and Churchill may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

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In addition, statements that “we believe” and similar statements reflect Churchill’s beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Current Report on Form 8-K, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and Churchill’s statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in Churchill is not an investment in any of Churchill’s founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Churchill, which may differ materially from the performance of Churchill’s founders’ or sponsors’ past investments.

Participants in the Solicitation

Churchill, Agility and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Churchill’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Churchill’s shareholders in connection with the proposed transaction is set forth in the definitive proxy statement/prospectus filed by Churchill with the SEC. You can find more information about Churchill’s directors and executive officers in Churchill’s final prospectus related to its initial public offering filed with the SEC on December 16, 2025. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the definitive proxy statement/prospectus. Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully, before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Current Report on Form 8-K is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated October 13, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL CAPITAL CORP XI

Date: October 13, 2026	By:	/s/ Jay Taragin
		Name:	Jay Taragin
		Title:	Chief Financial Officer

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